MERRILL LYNCH
AMERICAS INCOME
FUND, INC.




FUND LOGO




Semi-Annual Report

June 30, 1998


The Fund has the ability to leverage to seek to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Americas Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MERRILL LYNCH AMERICAS INCOME FUND, INC.



The Benefits and
Risks of
Leveraging


The Fund is authorized to borrow money from banks in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to this limitation for temporary purposes. Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.


Merrill Lynch Americas Income Fund, Inc., June 30, 1998


DEAR SHAREHOLDER


The investment environment was challenging for Merrill Lynch Americas Income Fund, Inc. during the quarter ended June 30, 1998. With greater volatility in mature equity markets, investors became increasingly sensitive to vulnerabilities in emerging economies during the quarter. Although the announcement of the International Monetary Fund (IMF) package was initially successful in supporting investor confidence in Russia, investor sentiment was reversed by subsequent events. Russia exchanged its short-term ruble-denominated debt for medium-term and long-term US dollar-denominated debt. Additional supply of US dollar-denominated Russian debt pressured Russian and other emerging market bond spreads relative to US Treasury issues. Investors focused on Russia's ability to implement fiscal measures, since successful implementation of such reforms is important for improving investor confidence not only in Russia, but in emerging markets worldwide.

Brazil continued to see improvements in its external sector, but faces some fiscal pressures in an electoral year. The government has scheduled the bulk of its aggressive privatization calendar for the third quarter of 1998, which will provide greater support to Brazil's international reserves and fiscal accounts. Current electoral polls indicate that a re-election of President Cardoso in the first round is possible in October. It is too early to speculate on what measures would be implemented if President Cardoso were re-elected, especially on the fiscal front, in an effort to continue strengthening the Real Plan.

Venezuela, a country which is a large oil producer, has seen its fiscal accounts impacted by lower international oil prices and political concerns going into regional and presidential elections toward the end of 1998. The government is attempting to move forward in its privatization efforts and in passing legislation to improve the fiscal accounts.

Ecuador and Colombia recently elected candidates who intend to tighten fiscal accounts. Ecuador's recent fiscal performance started to improve markedly over last year, even before the new president is inaugurated.


Portfolio Matters
During the quarter ended June 30, 1998, we remained cautiously constructive on the outlook for emerging market bonds, especially at current yields compared to those of US Treasury bonds. We also were attentive to developments in the developed markets to the extent that they affected emerging markets. For example, the deteriorating economic situation in Japan and the lack of credible plans to revitalize business activity, support its currency, and reform the beleagured banking sector, are of concern to emerging market investors. Given the relative size and importance of the Japanese economy relative to the rest of Asia, it appears that the overall strength of the region hinges on developments in Japan.

During the quarter ended June 30, 1998, we also extended the Fund's duration to 5.49 years, and overweighted our exposure to Venezuela, Russia and Brazil in the expectation that a package from the IMF for Russia would be approved shortly. We effectively achieved the increase in duration by replacing short-term securities with longer-term issues. We also increased the Fund's leverage to 23.9% of total assets by June 30, 1998, which improved the Fund's net yields. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) We expected the approval of the IMF package to provide a valuable window of opportunity for Russia, which, if used appropriately, would support the market as a whole, and especially Venezuela and Brazil. In July, after the closing of the quarter, a multi-billion IMF and Group of Seven Industrialized Countries (G-7) financial rescue package was enacted. After a brief period during which asset prices recovered, domestic market weakness and capital flight resumed in the face of unfinished fiscal legislation, deterioration in Russia's domestic banking sector, renewed Japanese yen weakness and the sharp correction in the US equity markets. In order to protect its foreign currency reserves, Russian authorities decreed on August 17, 1998 a widening of the Russian ruble band and forced restructuring of its local currency debt.

We have adopted a cautious view in emerging market bonds, where yield spreads over US Treasury bonds appear generous, but risks need to be monitored very closely. We remain vigilant of developments in G-7 markets, of further macroeconomic policy implementation in Russia and of contagion risks in Latin America.


In Conclusion
We thank you for your continued investment in Merrill Lynch Americas Income Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Paolo Valle)
Paolo Valle
Senior Vice President and
Portfolio Manager




August 20, 1998







Officers and
Directors


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Paolo H. Valle, Senior Vice President
Alex V. Bouzakis, Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863





Merrill Lynch Americas Income Fund, Inc., June 30, 1998


PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                        - 8.24%        -11.91%
Inception (10/21/94) through 6/30/98      +11.13         + 9.91

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/98                         -8.72%        -11.61%
Inception (8/27/93) through 6/30/98        +7.57         + 7.57

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/98                        - 8.77%        - 9.50%
Inception (10/21/94) through 6/30/98      +10.16         +10.16

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/98                         -8.16%        -11.83%
Inception (8/27/93) through 6/30/98        +8.13         + 7.22

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Recent
Performance
Results*
                                                                                                      Standardized
                                                    12 Month         3 Month      Since Inception     30-Day Yield
                                                  Total Return     Total Return     Total Return     As of 6/30/98
ML Americas Income Fund Class A Shares                -8.24%         -15.59%           +47.62%            11.16%
ML Americas Income Fund Class B Shares                -8.72          -15.71            +42.40             10.85
ML Americas Income Fund Class C Shares                -8.77          -15.72            +42.91             10.78
ML Americas Income Fund Class D Shares                -8.16          -15.51            +45.99             10.98

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total reinvestment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception dates are: Class A and Class C Shares, 10/21/94; and Class B and Class D Shares, 8/27/93.


SCHEDULE OF INVESTMENTS                                                                                  (in US dollars)
                                                                           Interest    Maturity       Value    Percent of
COUNTRY      Industry          Face Amount             Bonds                 Rate        Date       (Note 1a)  Net Assets
Brazil       Industrials     US$ 1,000,000   MRS Logistica S.A.             10.625%    8/15/2005   $    850,000       1.2%

             Utilities--         4,500,000   Espirito Santo Centrais        10.00      7/15/2007      3,836,250       5.4
             Electric
                                             Total Bonds in Brazil
                                             (Cost--$5,287,500)                                       4,686,250       6.6

China        Transportation      1,000,000   Cathay International
                                             Ltd. (c)                       13.00      4/15/2008        880,000       1.2

                                             Total Bonds in China
                                             (Cost--$1,000,000)                                         880,000       1.2

Mexico       Industrials         4,000,000   Petroleos Mexicanos             9.50      9/15/2027      3,795,000       5.3

                                             Total Bonds in Mexico
                                             (Cost--$4,045,000)                                       3,795,000       5.3

Russia       Financial           2,000,000   SBS-AGRO Finance B.V.          10.25      7/21/2000      1,510,000       2.1
             Services

                                             Total Bonds in Russia
                                             (Cost--$2,002,000)                                       1,510,000       2.1

                                             Total Investments in Bonds
                                             (Cost--$12,334,500)                                     10,871,250      15.2

                                                     Brady Bonds*

Argentina    Sovereign           5,000,000   Republic of Argentina,
             Government                      Global Bonds                    9.75      9/19/2027      4,632,500       6.5
             Obligations

                                             Total Brady Bonds in Argentina
                                             (Cost--$4,997,500)                                       4,632,500       6.5

Brazil       Sovereign          31,905,775   Republic of Brazil, Floating
             Government                      Rate 'C' Bonds (b)(d)           8.00      4/15/2014     23,490,627      32.8
             Obligations

                                             Total Brady Bonds in Brazil
                                             (Cost--$25,893,678)                                     23,490,627      32.8



Merrill Lynch Americas Income Fund, Inc., June 30, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                      (in US dollars)
                                                                           Interest    Maturity       Value    Percent of
COUNTRY      Industry          Face Amount             Bonds                 Rate        Date       (Note 1a)  Net Assets
Colombia     Sovereign       US$ 4,000,000   Republic of Colombia,
             Government                      Global Bonds                    8.625%    4/01/2008   $  3,794,000       5.3%
             Obligations

                                             Total Brady Bonds in Colombia
                                             (Cost--$3,772,000)                                       3,794,000       5.3

Mexico       Sovereign               1,000   United Mexican States, Value
             Government                      Recovery Rights (a)             0.00                             0       0.0
             Obligations

                                             Total Brady Bonds in Mexico
                                             (Cost--$0)                                                       0       0.0

Panama       Sovereign           2,000,000   Republic of Panama, Global
             Government                      Bonds                           8.875     9/30/2027      1,890,000       2.6
             Obligations

                                             Total Brady Bonds in Panama
                                             (Cost--$1,980,000)                                       1,890,000       2.6

Peru         Sovereign           2,000,000   Republic of Peru, Floating
             Government                      Rate Reduction Bond             3.25      3/07/2017      1,117,500       1.6
             Obligations

                                             Total Brady Bonds in Peru
                                             (Cost--$1,235,012)                                       1,117,500       1.6

Russia       Sovereign             535,073   Republic of Russia, IAN
             Government                      (b)(c)                          6.625    12/15/2015        237,098       0.3
             Obligations        29,000,000   Republic of Russia,
                                             Principal Loan                  6.625    12/15/2020     13,702,500      19.2

                                             Total Brady Bonds in Russia
                                             (Cost--$17,091,567)                                     13,939,598      19.5

South        Sovereign           3,000,000   Republic of Korea,
Korea        Government                      Global Bonds                    8.875     4/15/2008      2,722,548       3.8
             Obligations

                                             Total Brady Bonds in South Korea
                                             (Cost--$2,886,000)                                       2,722,548       3.8

Venezuela    Sovereign          11,500,000   Republic of Venezuela,
             Government                      Global Bonds (d)                9.25      9/15/2027      8,912,500      12.5
             Obligations

                                             Total Brady Bonds in Venezuela
                                             (Cost--$10,445,250)                                      8,912,500      12.5

                                             Total Investments in Brady Bonds
                                             (Cost--$68,301,007)                                     60,499,273      84.6


                                                Short-Term Securities

Mexico       Foreign        MXP 20,246,060   Mexican Cetes                  20.75      2/11/1999      1,951,140       2.7
             Government
             Obligations**
                                             Total Short-Term Securities
                                             in Mexico (Cost--$2,114,476)                             1,951,140       2.7

United       US             US$  4,698,000   Federal Home Loan
States       Government                      Mortgage Corp.                  5.85      7/01/1998      4,698,000       6.6
             Agency
             Obligations**

                                             Total Short-Term Securities
                                             in the United States
                                             (Cost--$4,698,000)                                       4,698,000       6.6

                                             Total Investments in
                                             Short-Term Securities
                                             (Cost--$6,812,476)                                       6,649,140       9.3

             Total Investments (Cost--$87,447,983)                                                   78,019,663     109.1

             Liabilities in Excess of Other Assets                                                   (6,518,235)     (9.1)
                                                                                                   ------------     ------
             Net Assets                                                                            $ 71,501,428     100.0%
                                                                                                   ============     ======


          (a)The rights may be exercised until 3/31/2020.
          (b)Represents a pay-in-kind security which may pay interest in additional shares/face.
          (c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
          (d)All or a portion of the security held as collateral in connection with reverse repurchase agreements (Note 5).
            *Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
           **Certain Foreign Government and US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

             See Notes to Financial Statements.



Merrill Lynch Americas Income Fund, Inc., June 30, 1998

STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 1998
Assets:             Investments, at value (identified cost--$87,447,983) (Note 1a)                          $ 78,019,663
                    Foreign cash (Note 1c)                                                                         3,462
                    Cash                                                                                             764
                    Receivables:
                      Securities sold                                                      $ 19,839,748
                      Interest                                                                1,852,213
                      Capital shares sold                                                       539,935       22,231,896
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                      13,461
                    Prepaid registration fees and other assets (Note 1f)                                          23,613
                                                                                                            ------------
                    Total assets                                                                             100,292,859
                                                                                                            ------------

Liabilities:        Payables:
                      Reverse repurchase agreements (Note 5)                                 24,000,000
                      Securities purchased                                                    4,043,922
                      Distributions to shareholders (Note 1g)                                   256,400
                      Capital shares redeemed                                                   188,742
                      Investment adviser (Note 2)                                                51,462
                      Distributor (Note 2)                                                       41,893
                      Interest on reverse repurchase agreements (Note 5)                          6,750       28,589,169
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       202,262
                                                                                                            ------------
                    Total liabilities                                                                         28,791,431
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 71,501,428
                                                                                                            ============

Net Assets          Class A Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                           $     27,346
                    Class B Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                688,633
                    Class C Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                 34,495
                    Class D Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                126,697
                    Paid-in capital in excess of par                                                          86,009,928
                    Accumulated capital losses on investments--net                                            (3,080,760)
                    Accumulated distributions in excess of capital
                    gains on investments--net (Note 1g)                                                       (2,876,442)
                    Unrealized depreciation on investments--net                                               (9,428,469)
                                                                                                            ------------
                    Net assets                                                                              $ 71,501,428
                                                                                                            ============

Net Asset           Class A--Based on net assets of $2,234,901 and
Value:                       273,457 shares outstanding                                                     $       8.17
                                                                                                            ============
                    Class B--Based on net assets of $56,132,546 and
                             6,886,325 shares outstanding                                                   $       8.15
                                                                                                            ============
                    Class C--Based on net assets of $2,811,671 and
                             344,952 shares outstanding                                                     $       8.15
                                                                                                            ============
                    Class D--Based on net assets of $10,322,310 and
                             1,266,968 shares outstanding                                                   $       8.15
                                                                                                            ============


                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1998
Investment Income   Interest and discount earned                                                            $  5,665,293
(Note 1e):

Expenses:           Interest expense (Note 5)                                              $    733,351
                    Investment advisory fees (Note 2)                                           340,838
                    Account maintenance and distribution fees--Class B (Note 2)                 263,267
                    Transfer agent fees--Class B (Note 2)                                        63,865
                    Printing and shareholder reports                                             50,597
                    Custodian fees                                                               37,638
                    Accounting services (Note 2)                                                 37,274
                    Registration fees (Note 1f)                                                  36,423
                    Professional fees                                                            31,490
                    Directors' fees and expenses                                                 19,793
                    Account maintenance and distribution fees--Class C (Note 2)                  14,829
                    Account maintenance fees--Class D (Note 2)                                   13,877
                    Transfer agent fees--Class D (Note 2)                                         8,980
                    Amortization of organization expenses (Note 1f)                               7,160
                    Transfer agent fees--Class A (Note 2)                                         3,659
                    Transfer agent fees--Class C (Note 2)                                         3,498
                    Interest on short sales (Note 1h)                                               563
                    Pricing fees                                                                    279
                    Other                                                                         9,232
                                                                                           ------------
                    Total expenses                                                                             1,676,613
                                                                                                            ------------
                    Investment income--net                                                                     3,988,680
                                                                                                            ------------

Realized &          Realized loss from:
Unrealized            Investments--net                                                       (2,921,180)
Loss on               Foreign currency transactions--net                                       (159,580)      (3,080,760)
Investments--Net                                                                           ------------
(Notes 1b, 1c,      Change in unrealized appreciation/depreciation on:
1e & 3):              Investments--net                                                       (9,494,266)
                      Foreign currency transactions--net                                           (149)      (9,494,415)
                                                                                           ------------     ------------
                    Net realized and unrealized loss on investments and
                    foreign currency transactions                                                            (12,575,175)
                                                                                                            ------------
                    Net Decrease in Net Assets Resulting from Operations                                    $ (8,586,495)
                                                                                                            ============


                    See Notes to Financial Statements.



Merrill Lynch Americas Income Fund, Inc., June 30, 1998

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                             June 30,       December 31,
                    Increase (Decrease) in Net Assets:                                         1998              1997
Operations:         Investment income--net                                                 $  3,988,680     $ 10,175,244
                    Realized gain (loss) on investments and foreign
                    currency transactions--net                                               (3,080,760)       7,854,219
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   (9,494,415)     (16,504,979)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          (8,586,495)       1,524,484
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (215,652)      (1,563,878)
Shareholders          Class B                                                                (3,091,421)      (7,096,209)
(Note 1g):            Class C                                                                  (162,081)        (487,460)
                      Class D                                                                  (519,526)      (1,027,697)
                    Realized gain on investments--net:
                      Class A                                                                        --         (416,733)
                      Class B                                                                        --       (7,162,455)
                      Class C                                                                        --         (379,099)
                      Class D                                                                        --       (1,075,432)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --         (132,693)
                      Class B                                                                        --       (2,280,609)
                      Class C                                                                        --         (120,710)
                      Class D                                                                        --         (342,430)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (3,988,680)     (22,085,405)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital
Transactions        share transactions                                                      (15,786,856)     (97,754,082)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total decrease in net assets                                            (28,362,031)    (118,315,003)
                    Beginning of period                                                      99,863,459      218,178,462
                                                                                           ------------     ------------
                    End of period                                                          $ 71,501,428     $ 99,863,459
                                                                                           ============     ============
                    See Notes to Financial Statements.


STATEMENT OF CASH FLOWS
                    For the Six Months Ended June 30, 1998
Cash Provided by    Net decrease in net assets resulting from operations                                   $  (8,586,495)
Operating           Adjustments to reconcile net decrease in net assets
Activities:         resulting from operations to net cash used for operating activities:
                      Increase in receivables                                                                   (505,785)
                      Decrease in other liabilities                                                              (13,095)
                      Realized and unrealized loss on investments--net                                        12,575,175
                      Amortization of discount                                                                (1,639,361)
                                                                                                          --------------
                    Net cash provided by operating activities                                                  1,830,439
                                                                                                          --------------

Cash Used for       Proceeds from sales of long-term securities                                              188,594,657
Investing           Purchases of long-term securities                                                       (236,154,386)
Activities:         Purchases of short-term investments                                                     (638,608,030)
                    Proceeds from sales and maturities of short-term investments                             686,032,178
                                                                                                          --------------
                    Net cash used for investing activities                                                      (135,581)
                                                                                                          --------------

Cash Used for       Cash receipts from issuance of capital shares                                              6,050,586
Financing           Cash receipts from borrowings                                                             69,816,809
Activities:         Cash payments on borrowings                                                              (45,816,809)
                    Cash payments on capital shares redeemed                                                 (23,962,310)
                    Dividends paid to shareholders                                                            (7,781,015)
                                                                                                          --------------
                    Net cash used for financing activities                                                    (1,692,739)
                                                                                                          --------------

Cash:               Net increase in cash                                                                           2,119
                    Cash at beginning of period                                                                    2,107
                                                                                                          --------------
                    Cash at end of period                                                                 $        4,226
                                                                                                          ==============

Cash Flow           Cash paid for interest                                                                $      727,164
Information:                                                                                              ==============

Non-Cash            Capital shares issued on reinvestment of dividends paid to shareholders               $    1,688,928
Financing                                                                                                 ==============
Activities:

                    See Notes to Financial Statements.


Merrill Lynch Americas Income Fund, Inc., June 30, 1998

FINANCIAL HIGHLIGHTS

                                                                                        Class A

                                                                  For the                                       For the
                                                                    Six                                          Period
The following per share data and ratios have been derived          Months                                       Oct. 21,
from information provided in the financial statements.             Ended             For the Year              1994++ to
                                                                  June 30,        Ended December 31,            Dec. 31,
Increase (Decrease) in Net Asset Value:                            1998       1997     1996+++++      1995        1994
Per Share           Net asset value, beginning of period          $   9.60   $  11.36   $   9.70   $   8.51     $   9.08
Operating                                                         --------   --------   --------   --------     --------
Performance:        Investment income--net                             .45        .72        .97        .94          .17
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                (1.43)      (.54)      2.14       1.19         (.57)
                                                                  --------   --------   --------   --------     --------
                    Total from investment operations                  (.98)       .18       3.11       2.13         (.40)
                                                                  --------   --------   --------   --------     --------
                    Less dividends and distributions:
                      Investment income--net                          (.45)      (.72)     (1.00)      (.94)        (.14)
                      In excess of investment income--net               --         --       (.13)        --           --
                      Realized gain on investments--net                 --       (.93)      (.32)        --         (.03)
                      In excess of realized gain on
                      investments--net                                  --       (.29)        --         --           --
                                                                  --------   --------   --------   --------     --------
                    Total dividends and distributions                 (.45)     (1.94)     (1.45)      (.94)        (.17)
                                                                  --------   --------   --------   --------     --------
                    Net asset value, end of period                $   8.17   $   9.60   $  11.36   $   9.70     $   8.51
                                                                  ========   ========   ========   ========     ========

Total Investment    Based on net asset value per share             (10.71%)+++  1.74%     33.64%     27.27%       (4.45%)+++
Return:**                                                         ========   ========   ========   ========     ========

Ratios to Average   Expenses, excluding interest expense             1.44%*     1.38%      1.05%      1.20%        1.22%*
Net Assets:                                                       ========   ========   ========   ========     ========
                    Expenses                                         3.10%*     1.48%      1.32%      1.36%        1.91%*
                                                                  ========   ========   ========   ========     ========
                    Investment income--net                           9.55%*     6.31%      8.97%     11.25%        8.63%*
                                                                  ========   ========   ========   ========     ========

Supplemental        Net assets, end of period (in thousands)      $  2,235   $  4,842   $ 28,136   $  1,165     $    253
Data:                                                             ========   ========   ========   ========     ========
                    Portfolio turnover                             216.19%    942.74%    420.35%    127.17%      353.33%
                                                                  ========   ========   ========   ========     ========

Leverage:           Amount of reverse repurchase agreements
                    outstanding, end of period
                    (in thousands)                                $ 24,000     $   --   $ 22,350   $ 10,265     $ 17,058
                                                                  ========   ========   ========   ========     ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    period (in thousands)                         $ 24,420   $  3,185   $  8,277   $  2,640     $ 17,315
                                                                  ========   ========   ========   ========     ========
                    Average amount of reverse repurchase
                    agreements per share during
                    the period                                    $   2.54   $    .20   $    .48   $    .20     $   1.19
                                                                  ========   ========   ========   ========     ========


                                                                                            Class B

                                                                  For the
                                                                    Six
The following per share data and ratios have been derived          Months
from information provided in the financial statements.             Ended        For the Year Ended December 31,
                                                                  June 30,
Increase (Decrease) in Net Asset Value:                             1998       1997    1996+++++      1995        1994
Per Share           Net asset value, beginning of period          $   9.57   $  11.31   $   9.65   $   8.48     $  10.84
Operating                                                         --------   --------   --------   --------     --------
Performance:        Investment income--net                             .41        .63        .88        .88          .75
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                (1.42)      (.52)       2.15       1.17       (2.36)
                                                                  --------   --------   --------   --------     --------
                    Total from investment operations                 (1.01)       .11       3.03       2.05        (1.61)
                                                                  --------   --------   --------   --------     --------
                    Less dividends and distributions:
                      Investment income--net                          (.41)      (.63)      (.93)      (.88)        (.64)
                      In excess of investment income--net               --         --       (.12)        --           --
                      Realized gain on investments--net                 --       (.93)      (.32)        --         (.11)
                      In excess of realized gain on
                    investments--net                                    --       (.29)        --         --           --
                                                                  --------   --------   --------   --------     --------
                    Total dividends and distributions                 (.41)     (1.85)     (1.37)      (.88)        (.75)
                                                                  --------   --------   --------   --------     --------
                    Net asset value, end of period                $   8.15   $   9.57   $  11.31   $   9.65     $   8.48
                                                                  ========   ========   ========   ========     ========

Total Investment    Based on net asset value per share             (10.99%)+++  1.12%     32.75%     26.10%      (15.08%)
Return:**                                                         ========   ========   ========   ========     ========

Ratios to Average   Expenses, excluding interest
Net Assets:         expense and net of reimbursement                 2.21%*     2.16%      1.83%      1.97%        1.79%
                                                                  ========   ========   ========   ========     ========
                    Expenses, excluding interest expense             2.21%*     2.16%      1.83%      1.97%        2.00%
                                                                  ========   ========   ========   ========     ========
                    Expenses                                         3.84%*     2.26%      2.10%      2.13%        2.70%
                                                                  ========   ========   ========   ========     ========
                    Investment income--net                           8.81%*     5.76%      8.36%     10.40%        8.14%
                                                                  ========   ========   ========   ========     ========

Supplemental        Net assets, end of period
Data:               (in thousands)                                $ 56,132   $ 78,733   $160,204   $103,465     $101,933
                                                                  ========   ========   ========   ========     ========
                    Portfolio turnover                             216.19%    942.74%    420.35%    127.17%      353.33%
                                                                  ========   ========   ========   ========     ========

Leverage:           Amount of reverse repurchase agreements
                    outstanding, end of period
                    (in thousands)                                $ 24,000   $     --   $ 22,350   $ 10,265     $ 17,058
                                                                  ========   ========   ========   ========     ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    period (in thousands)                         $ 24,420   $  3,185   $  8,277   $  2,640     $ 17,315
                                                                  ========   ========   ========   ========     ========
                    Average amount of reverse repurchase
                    agreements per share during
                    the period                                    $   2.54   $    .20   $    .48   $    .20     $   1.19
                                                                  ========   ========   ========   ========     ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding.

                    See Notes to Financial Statements.



Merrill Lynch Americas Income Fund, Inc., June 30, 1998

FINANCIAL HIGHLIGHTS (concluded)
                                                                                         Class C

                                                                   For the                                      For the
                                                                    Six                                          Period
The following per share data and ratios have been derived          Months                                       Oct. 21,
from information provided in the financial statements.             Ended              For the Year             1994++ to
                                                                  June 30,         Ended December 31,           Dec. 31,
Increase (Decrease) in Net Asset Value:                             1998       1997    1996+++++      1995        1994
Per Share           Net asset value, beginning of period          $   9.57   $  11.31   $   9.65   $   8.47     $   9.08
Operating                                                         --------   --------   --------   --------     --------
Performance:        Investment income--net                             .41        .63        .87        .87          .15
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                (1.42)      (.52)      2.15       1.18         (.61)
                                                                  --------   --------   --------   --------     --------
                    Total from investment operations                 (1.01)       .11       3.02       2.05         (.46)
                                                                  --------   --------   --------   --------     --------
                    Less dividends and distributions:
                      Investment income--net                          (.41)      (.63)      (.92)      (.87)        (.13)
                      In excess of investment income--net               --         --       (.12)        --           --
                      Realized gain on investments--net                 --       (.93)      (.32)        --        (.02)
                      In excess of realized gain on
                      investments--net                                  --       (.29)        --         --           --
                                                                  --------   --------   --------   --------     --------
                    Total dividends and distributions                 (.41)     (1.85)     (1.36)      (.87)        (.15)
                                                                  --------   --------   --------   --------     --------
                    Net asset value, end of period                $   8.15   $   9.57   $  11.31   $   9.65     $   8.47
                                                                  ========   ========   ========   ========     ========

Total Investment    Based on net asset value per share             (11.02%)+++  1.06%     32.66%     26.18%       (5.06%)+++
Return:**                                                         ========   ========   ========   ========     ========

Ratios to Average   Expenses, excluding interest expense             2.26%*     2.23%      1.90%      2.05%        2.24%*
Net Assets:                                                       ========   ========   ========   ========     ========
                    Expenses                                         3.90%*     2.33%      2.17%      2.19%        3.05%*
                                                                  ========   ========   ========   ========     ========
                    Investment income--net                           8.74%*     5.64%      8.17%     10.23%        8.87%*
                                                                  ========   ========   ========   ========     ========

Supplemental        Net assets, end of period
Data:               (in thousands)                                $  2,812   $  4,222   $ 11,436   $  1,396     $     75
                                                                  ========   ========   ========   ========     ========
                    Portfolio turnover                             216.19%    942.74%    420.35%    127.17%      353.33%
                                                                  ========   ========   ========   ========     ========

Leverage:           Amount of reverse repurchase agreements
                    outstanding, end of period
                    (in thousands)                                $ 24,000   $     --  $  22,350   $ 10,265     $ 17,058
                                                                  ========   ========   ========   ========     ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    period (in thousands)                         $ 24,420   $  3,185   $  8,277   $  2,640     $ 17,315
                                                                  ========   ========   ========   ========     ========
                    Average amount of reverse repurchase
                    agreements per share during
                    the period                                    $   2.54   $    .20   $    .48   $    .20     $   1.19
                                                                  ========   ========   ========   ========     ========

                                                                                           Class D

                                                                  For the
                                                                    Six
The following per share data and ratios have been derived          Months
from information provided in the financial statements.             Ended          For the Year Ended December 31,
                                                                  June 30,
Increase (Decrease) in Net Asset Value:                             1998       1997    1996+++++      1995       1994
Per Share           Net asset value, beginning of period          $   9.57   $  11.31   $   9.65   $   8.48     $  10.84
Operating                                                         --------   --------   --------   --------     --------
Performance:        Investment income--net                             .44        .69        .95        .92          .80
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                (1.42)      (.52)      2.13       1.17        (2.36)
                                                                  --------   --------   --------   --------     --------
                    Total from investment operations                  (.98)       .17       3.08       2.09        (1.56)
                                                                  --------   --------   --------   --------     --------
                    Less dividends and distributions:
                      Investment income--net                          (.44)      (.69)      (.97)      (.92)        (.68)
                      In excess of investment income--net               --         --       (.13)        --           --
                      Realized gain on investments--net                 --       (.93)      (.32)        --         (.12)
                      In excess of realized gain on
                      investments--net                                  --       (.29)        --         --           --
                                                                  --------   --------   --------   --------     --------
                    Total dividends and distributions                 (.44)     (1.91)     (1.42)      (.92)        (.80)
                                                                  --------   --------   --------   --------     --------
                    Net asset value, end of period                $   8.15   $   9.57   $  11.31   $   9.65     $   8.48
                                                                  ========   ========   ========   ========     ========

Total Investment    Based on net asset value per share             (10.76%)+++  1.65%     33.44%     26.75%      (14.65%)
Return:**                                                         ========   ========   ========   ========     ========

Ratios to Average   Expenses, excluding interest expense
Net Assets:         and net of reimbursement                         1.69%*     1.63%      1.31%      1.44%        1.28%
                                                                  ========   ========   ========   ========     ========
                    Expenses, excluding interest expense             1.69%*     1.63%      1.31%      1.44%        1.48%
                                                                  ========   ========   ========   ========     ========
                    Expenses                                         3.34%*     1.73%      1.58%      1.60%        2.17%
                                                                  ========   ========   ========   ========     ========
                    Investment income--net                           9.36%*     6.30%      8.92%     10.85%        8.65%
                                                                  ========   ========   ========   ========     ========

Supplemental        Net assets, end of period (in thousands)      $ 10,322   $ 12,066   $ 18,402   $ 14,169     $ 14,938
Data:                                                             ========   ========   ========   ========     ========
                    Portfolio turnover                             216.19%    942.74%    420.35%    127.17%      353.33%
                                                                  ========   ========   ========   ========     ========

Leverage:           Amount of reverse repurchase
                    agreements outstanding, end of period
                    (in thousands)                                $ 24,000   $     --   $ 22,350   $ 10,265     $ 17,058
                                                                  ========   ========   ========   ========     ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    period (in thousands)                         $ 24,420   $  3,185    $ 8,277   $  2,640     $ 17,315
                                                                  ========   ========   ========   ========     ========
                    Average amount of reverse repurchase
                    agreements per share during
                    the period                                    $   2.54   $    .20   $    .48   $    .20     $   1.19
                                                                  ========   ========   ========   ========     ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding.

                    See Notes to Financial Statements.




Merrill Lynch Americas Income Fund, Inc., June 30, 1998


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Americas Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class
C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distri-bution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due to primarily to differing tax treatments for post-October losses.

(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets plus the principal amount of borrowings incurred by the Fund for leverage purposes.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                             Account
                           Maintenance       Distribution
                               Fee               Fee

Class B                       0.25%              0.50%
Class C                       0.25%              0.55%
Class D                       0.25%                --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                                 MLFD           MLPF&S

Class D                          $302           $3,848

For the six months ended June 30, 1998, MLPF&S received contingent deferred sales charges of $141,958 and $735 relating to transactions in Class B and Class C Shares, respectively.

For the six months ended June 30, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $6 for security price quotations to compute the net asset value of the Fund.


Merrill Lynch Americas Income Fund, Inc., June 30, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, PFD, MLFDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $220,657,918 and $206,648,088, respectively.

Net realized gains (losses) for the six months ended June 30, 1998 and net unrealized losses as of June 30, 1998 were as follows:


                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Losses

Long-term investments            $ (2,663,715)  $ (9,264,984)
Short-term investments               (290,205)      (163,336)
Short sales                           (51,000)            --
Options written                        71,000             --
Financial futures contracts            12,740             --
Foreign currency transactions        (209,545)          (149)
Forward foreign exchange
contracts                              49,965             --
                                 ------------   ------------
Total                            $ (3,080,760)  $ (9,428,469)
                                 ============   ============


Transactions in call options written for the six months ended
June 30, 1998 were as follows:


                                  Nominal Value
                                    Covered by     Premiums
                                 Options Written   Received
Outstanding call options
written, beginning of period               --             --
Options written                    14,000,000   $     71,000
Options expired                   (14,000,000)       (71,000)
                                 ------------   ------------
Outstanding call options
written, end of period                     --   $         --
                                 ------------   ------------


As of June 30, 1998, net unrealized depreciation for Federal income tax purposes aggregated $9,428,320, of which $22,000 related to appreciated securities and $9,450,320 related to depreciated securities. At June 30, 1998, the aggregate cost of investments for Federal income tax purposes was $87,447,983.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $15,786,856 and $97,754,082 for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively.

Transactions in shares of capital were as follows:


Class A Shares for the Six Months                   Dollar
Ended June 30, 1998                   Shares        Amount

Shares sold                           152,882   $  1,420,271
                                   ----------   ------------
Shares issued to shareholders
in reinvestment of dividends           16,102        154,006
                                   ----------   ------------
Total issued                          168,984      1,574,277
Shares redeemed                      (399,888)    (3,695,472)
                                   ----------   ------------
Net decrease                         (230,904)  $ (2,121,195)
                                   ==========   ============


Class A Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                         5,151,636   $ 56,403,293
Shares issued to shareholders
in reinvestment of dividends
and distributions                      51,107        445,703
                                   ----------   ------------
Total issued                        5,202,743     56,848,996
Shares redeemed                    (7,175,214)   (79,112,077)
                                   ----------   ------------
Net decrease                       (1,972,471)  $(22,263,081)
                                   ==========   ============


Class B Shares for the Six Months                   Dollar
Ended June 30, 1998                   Shares        Amount

Shares sold                           345,037   $  3,188,853
Shares issued to shareholders
in reinvestment of dividends          131,323      1,238,193
                                   ----------   ------------
Total issued                          476,360      4,427,046
Automatic conversion of shares        (13,379)      (124,632)
Shares redeemed                    (1,802,161)   (17,011,564)
                                   ----------   ------------
Net decrease                       (1,339,180)  $(12,709,150)
                                   ==========   ============


Class B Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                         3,167,804   $ 34,931,742
Shares issued to shareholders
in reinvestment of dividends
and distributions                     820,562      8,237,832
                                   ----------   ------------
Total issued                        3,988,366     43,169,574
Automatic conversion of shares        (47,292)      (520,368)
Shares redeemed                    (9,878,218)  (107,912,244)
                                   ----------   ------------
Net decrease                       (5,937,144)  $(65,263,038)
                                   ==========   ============


Class C Shares for the Six Months                   Dollar
Ended June 30, 1998                   Shares        Amount

Shares sold                            19,722   $    185,287
Shares issued to shareholders
in reinvestment of dividends            6,862         64,816
                                   ----------   ------------
Total issued                           26,584        250,103
Shares redeemed                      (122,731)    (1,148,147)
                                   ----------   ------------
Net decrease                          (96,147)  $   (898,044)
                                   ==========   ============


Class C Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                           402,764   $  4,445,980
Shares issued to shareholders
in reinvestment of dividends
and distributions                      54,337        552,404
                                   ----------   ------------
Total issued                          457,101      4,998,384
Shares redeemed                    (1,027,069)   (11,235,615)
                                   ----------   ------------
Net decrease                         (569,968)  $ (6,237,231)
                                   ==========   ============


Class D Shares for the Six Months                   Dollar
Ended June 30, 1998                   Shares        Amount

Shares sold                           191,657   $  1,687,718
Automatic conversion of shares         13,385        124,632
Shares issued to shareholders
in reinvestment of dividends           24,614        231,913
                                   ----------   ------------
Total issued                          229,656      2,044,263
Shares redeemed                      (223,936)    (2,102,730)
                                   ----------   ------------
Net increase (decrease)                 5,720   $    (58,467)
                                   ==========   ============


Class D Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                         1,019,918   $ 11,315,694
Automatic conversion of shares         47,304        520,368
Shares issued to shareholders
in reinvestment of dividends
and distributions                     139,825      1,406,202
                                   ----------   ------------
Total issued                        1,207,047     13,242,264
Shares redeemed                    (1,573,362)   (17,232,996)
                                   ----------   ------------
Net decrease                         (366,315)  $ (3,990,732)
                                   ==========   ============


5. Reverse Repurchase Agreements:
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with the custodian containing cash, cash equivalents or liquid high-grade debt securities having a value at least equal to the repurchase price.

For the six months ended June 30, 1998, the average amount outstanding was approximately $24,420,000 and the daily weighted average interest rate was 6.09%.